PRESS RELEASE
For Immediate Release

Date:	February 13, 2008
Contact:	Bruce W. Teeters, Senior Vice President
Phone:	(386) 274-2202
Facsimile:	(386) 274-1223

CONSOLIDATED TOMOKA REPORTS 2007 EARNINGS

DAYTONA BEACH, FLORIDA - Consolidated-Tomoka Land Co. (AMEX–CTO) today reported net income of $13,532,838 or $2.37 basic earnings per share for the year ended December 31, 2007, and earnings before depreciation, amortization, and deferred taxes (EBDDT) of $19,390,631 or $3.39 basic per share for such period.  The comparable numbers for 2006 were net income of $14,028,322 or $2.47 basic earnings per share and EBDDT of $21,626,683 or $3.80 basic per share.  For the three months ended December 31, 2007, net income totaled $10,898,146 or $1.91 basic earnings per share compared with net income of $5,776,338 or $1.01 basic earnings per share for the same period in 2006.

EBDDT is being provided to reflect the impact of the Company’s business strategy of investing in income properties utilizing tax deferred exchanges.  This strategy generates significant amounts of depreciation and deferred taxes.  The Company believes EBDDT is useful, along with net income, to understanding the Company’s operating   results.

William H. McMunn, president and chief executive officer, stated, “Our 2007 performance was impressive when compared to that of many of our industry peers.  In 1999, we adopted a business plan that would continue to create long-term value for our shareholders by minimizing debt, increasing our land values, and accelerating our conversion of agricultural lands into a portfolio of 1031 income-producing net-lease income properties. The successful execution of our plan allows the Company to perform well during both good and bad real estate markets. We believe that our prospects for 2008 and beyond remain excellent despite the current condition of the real estate market.”

Consolidated-Tomoka Land Co. is a Florida-based company primarily engaged in converting  Company owned agricultural lands into a portfolio of income properties strategically located throughout the Southeast, and the development, management, and sale of targeted real estate properties.  Visit our website at www.consolidatedtomoka.com

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“Safe Harbor”

     Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements.  The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made.  Forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company.  There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

     The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the year ended December 31, 2008, and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely.  These risks and uncertainties include, but are not limited to, the strength of the real estate market in the City of Daytona Beach in Volusia County, Florida; our ability to successfully execute acquisition or development strategies; any loss of key management personnel; changes in local, regional and national economic conditions affecting the real estate development business and income properties; the impact of environmental and land use regulations; the impact of competitive real estate activity; variability in quarterly results due to the unpredictable timing of land sales; the loss of any major income property tenants; and the availability of capital.  Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company’s Securities and Exchange Commission filings, including, but not limited to, the Company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the Company or the SEC.

     While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.

     Disclosures in this press release regarding the Company’s current quarters financial results are preliminary and are subject to change in connection with the Company’s preparation and filing of its Form 10-K for the year ended December 31, 2007.  The financial information in this release reflects the Company’s preliminary results subject to completion of the quarterly review process.  The final results for the year may differ from the preliminary results discussed above due to factors that include, but are not limited to, risks associated with final review of the results and preparation of financial statements.

     This release refers to certain non-GAAP financial measures.  As required by the SEC, the Company has provided a reconciliation of these measures to the most directly comparable GAAP measures with this release.  Non-GAAP measures as the Company has calculated them may not be comparable to similarly titled measures reported by other companies.
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Earnings News Release
	QUARTER ENDED
	DECEMBER 31,	DECEMBER 31,
	2007	2006

REVENUES	$21,918,617	$17,908,566

NET INCOME	$10,898,146	$5,776,338

BASIC EARNINGS PER SHARE:
NET INCOME	$1.91	$1.01

DILUTED EARNINGS PER SHARE:
NET INCOME	$1.90	$1.01

	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
	2007	2006

REVENUES	$43,076,024	$43,589,253

NET INCOME BEFORE DISCONTINUED OPERATIONS AND	13,532,838	14,003,939
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE

DISCONTINUED OPERATIONS (NET OF INCOME TAX)	--	240,476

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
(NET OF INCOME TAX)	--	(216,093)	(1)

NET INCOME	$13,532,838	$14,028,322

BASIC EARNINGS PER SHARE:
NET INCOME BEFORE DISCONTINUED OPERATIONS AND
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	$2.37	$2.47

DISCONTINUED OPERATIONS (NET OF INCOME TAX)	--	$0.04

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
(NET OF INCOME TAX)	--	(0.04)	(1)

NET INCOME	$2.37	$2.47

DILUTED EARNINGS PER SHARE:
NET INCOME BEFORE DISCONTINUED OPERATIONS AND
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	$2.36	$2.46

DISCONTINUED OPERATIONS (NET OF INCOME TAX)	--	$0.04

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
(NET OF INCOME TAX)	--	(0.04)	(1)

NET INCOME	$2.36	$2.46

(1) THE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE REPRESENTS THE CHANGE IN ACCOUNTING FOR STOCK OPTIONS WITH THE ADOPTION OF FINANCIAL ACCOUNTING STANDARDS STATEMENT NO. 123 (REVISED 2004).
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RECONCILIATION OF NET INCOME TO EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES
	QUARTER ENDED
	DECEMBER 31,	DECEMBER 31,
	2007	2006 (2)
NET INCOME	$10,898,146	$5,776,338

ADD BACK:

DEPRECIATION & AMORTIZATION	618,767	603,480

DEFERRED TAXES	2,754,421	1,978,679

EARNINGS BEFORE DEPRECIATION, AMORTIZATION
AND DEFERRED TAXES	$14,271,334	$8,358,497

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,720,219	5,691,192

BASIC EBDDT PER SHARE	$2.49	$1.47

	YEAR ENDED
	DECEMBER 31,	DECEMBER 31,
	2007	2006
NET INCOME	$13,532,838	$14,028,322

ADD BACK:

DEPRECIATION & AMORTIZATION	2,466,981	2,265,848

DEFERRED TAXES	3,390,812	5,332,513

EARNINGS BEFORE DEPRECIATION, AMORTIZATION
AND DEFERRED TAXES	$19,390,631	$21,626,683

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,716,564	5,684,042

BASIC EBDDT PER SHARE	$3.39	$3.80

EBDDT – EARNINGS BEFORE DEPRECIATION, AMORITIZATION, AND DEFERRED TAXES. EBDDT IS NOT A MEASURE OF OPERATING RESULTS OR CASH FLOWS FROM OPERATING ACTIVITIES AS DEFINED BY U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. FURTHER, EBDDT IS NOT NECESSARILY INDICATIVE OF CASH AVAILABILITY TO FUND CASH NEEDS AND SHOULD NOT BE CONSIDERED AS AN ALTERNATIVE TO RELEVANT INFORMATION ABOUT OPERATIONS AND IS USEFUL, ALONG WITH NET INCOME, FOR AN UNDERSTANDING OF THE COMPANY'S OPERATING RESULTS.

EBDDT IS CALCULATED BY ADDING DEPRECIATION, AMORTIZATION AND DEFERRED INCOME TAXES TO NET INCOME AS THEY REPRESENT NON-CASH CHARGES.
(2) THE FOURTH QUARTER OF 2006 HAS BEEN ADJUSTED TO REFLECT THE QUARTERLY IMPACT, IN EACH QUARTER OF
 2006, OF THE SAB 108 ADJUSTMENT MADE IN THE FOURTH QUARTER OF 2006. THE ADJUSTMENT WAS CONSIDERED
 IMMATERIAL FOR EACH OF THE QUARTERS OF 2006

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CONSOLIDATED BALANCE SHEET

	DECEMBER 31,	DECEMBER 31,
	2007	2006
ASSETS
Cash	$863,826	$738,264
Restricted Cash	10,387,550	1,185,962
Investment Securities	10,193,094	11,780,205
Notes Receivable	5,164,421	700,000
Land and Development Costs	15,654,456	15,058,340
Intangible Assets	4,717,699	5,103,649
Other Assets	7,899,810	5,569,605
	54,880,856	40,136,025

Property, Plant & Equipment:
Land, Timber and Subsurface Interests	7,793,594	3,012,623
Golf Buildings, Improvements & Equipment	11,713,046	11,442,492
Income Properties Land, Buildings & Improvements	104,820,647	104,819,695
Other Building, Equipment and Land Improvements	2,909,057	2,584,467
Total Property, Plant and Equipment	127,236,344	121,859,277
Less, Accumulated Depreciation and Amortization	(10,284,670)	(8,221,138)
Net - Property, Plant and Equipment	116,951,674	113,638,139

TOTAL ASSETS	$171,832,530	$153,774,164

LIABILITIES
Accounts Payable	$452,090	$167,378
Accrued Liabilities	8,684,175	7,749,121
Accrued Stock Based Compensation	3,277,821	5,743,773
Income Taxes Payable	3,058,049	--
Deferred Profit	--	563,467
Deferred Income Taxes	32,882,399	29,491,587
Notes Payable	6,807,388	7,061,531

TOTAL LIABILITIES	55,161,922	50,776,857

SHAREHOLDERS' EQUITY
Common Stock	5,725,806	5,693,007
Additional Paid in Capital	5,130,574	2,630,748
Retained Earnings	107,012,038	95,650,170
Accumulated Other Comprehensive Loss	(1,197,810)	(976,618)

TOTAL SHAREHOLDERS' EQUITY	116,670,608	102,997,307

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$171,832,530	$153,774,164

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